Savings Bank
   OF MENDOCINO COUNTY
     A Full Service Commercial Bank

                                                      CHANGE IN TERMS AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
    Principal        Loan Date       Maturity        Loan No       Call     Collateral         Account        Officer    Initials
  $2,700,000.00                     01-01-1998       962256R                                                    MJL
------------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------------------

Borrower:     Mendocino Brewing Company, a California                 Lender:   SAVINGS BANK OF MENDOCINO COUNTY
              Corporation                                                       MAIN OFFICE
              P.O. Box 400                                                      P.O. Box 3600
              Hopland, CA 95449                                                 200 N. School Street
                                                                                Ukiah, CA 95482
====================================================================================================================================

Principal Amount: $2,700,000.00             Date of Agreement:  November 1, 1997

DESCRIPTION OF EXISTING INDEBTEDNESS. EXISTING LOAN NUMBER 8010962256R IN THE ORIGINAL AMOUNT OF $2,700,000.00, DATED 9/25/96 WITH AN OUTSTANDING BALANCE ON 11/1/97 IN THE AMOUNT OF $2,404,313.57, WITH INTEREST PAID TO 11/1/97.

DESCRIPTION OF COLLATERAL. 1. The existing obligation continues to be secured by a security interest in the property described in a Deed of Trust dated 9/25/96, recorded 10/7/96 in Book 2366, Page 544 of Official Records, Mendocino County.

DESCRIPTION OF CHANGE IN TERMS. 1. Final maturity of the loan is hereby extended to 1/1/98. 2. Interest continues to be payable monthly commencing 12/1/97 and monthly thereafter.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF  THIS  AGREEMENT.   BORROWER  AGREES  TO  THE  TERMS  OF  THE  AGREEMENT  AND
ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

Mendocino Brewing Company, a California Corporation


By:/s/  Michael Laybourn                             By:/s/  Norman Franks
   -----------------------                              -----------------------
   Michael Laybourn,                                    Norman Franks,
   Chief Executive Officer                              Chief Executive Officer